Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Calumet Specialty Products Partners, L.P. (the “Partnership”) on Form 10-K for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Calumet GP, LLC, the general partner of the Partnership, does hereby certify that:

(a) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/  F. WILLIAM GRUBE
F. William Grube
President, Chief Executive Officer and Director of
Calumet GP, LLC

February 23, 2007

/s/  R. PATRICK MURRAY, II
R. Patrick Murray, II
Vice President, Chief Financial Officer and
Secretary of Calumet GP, LLC

February 23, 2007